UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

PW EAGLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(IRS Employer
Identification No.)
1550 Valley River Drive, Eugene, Oregon 97401
(Address of Principal Executive Offices) (Zip Code)

(541) 349-8300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 2, 2007, PW Eagle, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2007. Due to the ongoing regulatory approval process related to the proposed merger with J-M Manufacturing Company, Inc., the Company will not be conducting a conference call to discuss its first quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Report as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements: None

(b) Pro forma financial information: None

(c) Shell Company Transactions. None

(d) Exhibits:
99.1  Press Release dated May 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.
Date: May 2, 2007	By	/s/ Scott Long Scott Long Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

PW EAGLE, INC.

Date of Report:	Commission File No.:
May 2, 2007	0-18050

Exhibit No.	ITEM
99.1	Press Release dated May 2, 2007